EXHIBIT 10.1
PROMISSORY NOTE

Fort Worth, Texas

$50,000.00	June 11, 2007

Secured Financial Network, Inc.(“Borrower”), for value received, hereby promises to pay to the order of KFG Financial Services, LLC (“Lender”), at its primary place of business at 777 Main Street, Suite 3100, Fort Worth, Texas 76102, or at such other address given to Borrower by Lender, in immediately available funds and in lawful money of the United States of America, the principal sum of fifty thousand  Dollars ($50,000.00), or such lesser sum as may be advanced and outstanding hereunder, when demanded by Lender, together with interest on the unpaid principal balance of this Note equal to fourteen percent (14%) per annum. Note has be calculated on the basis of actual days elapsed. Based on such calculations interest shall be paid quarterly on the last day of each quarter, March 31, June 30, September 30 and December 31.

Borrower shall repay this Note on or before August 11, 2007 or borrower will repay this note under the additional items relating to Exhibit A which is attached as part of this Promissory Note.

All payments made on this Note as scheduled shall be applied, to the extent thereof, first to accrued but unpaid interest and the balance to unpaid principal.  Except to the extent specific provisions are set forth in this Note with respect to application of payments, all payments received by the holder hereof shall be applied, to the extent thereof, to the indebtedness owing by Borrower to Lender in such order and manner as Lender or any other holder hereof shall deem appropriate, any instructions from Borrower or anyone else to the contrary notwithstanding.

Borrower shall be entitled to prepay this Note in whole or in part at any time.  Any prepayments of this Note shall be applied first to accrued but unpaid interest, and then to the principal balance hereof in the inverse order of maturity.

All agreements between Borrower and Lender, or any subsequent holder of this Note, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of this Note or otherwise, shall the amount paid or agreed to be paid to the holder of this Note for the use, forbearance, or detention of the funds advanced pursuant to this Note or for the performance or payment of any covenant or obligation contained herein or in any other document evidencing, securing or pertaining to this Note, exceed the maximum amount permissible under applicable law (the “Highest Lawful Rate”).  If from any circumstance whatsoever fulfillment of any provision hereof or of any such other document, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance the holder hereof shall ever receive anything of value deemed excess interest by applicable law, an amount equal to any such excess interest shall be applied to the reduction of the principal amount owing under this Note, and not to the payment of interest, or if such excess interest exceeds the unpaid principal balance of this Note, such excess interest shall be refunded to Borrower.  All sums paid or agreed to be paid to any holder of this Note for the use, forbearance or detention of any funds advanced pursuant to this Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of this Note until payment in full so that the rate of interest on account of the indebtedness evidenced by this Note is uniform throughout the term hereof.  The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Borrower and any holder of this Note.

If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys’ fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

KFG Financial Note & Amendment A - continued

Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration of and notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

Neither the failure by the holder hereof to exercise, nor delay by the holder hereof in exercising, the right to accelerate the maturity of this Note or any other right, power or remedy upon any default or event of default shall be construed as a waiver of such default or event of default or as a waiver of the right to exercise any such right, power or remedy at any time.  No single or partial exercise by the holder hereof of any right, power or remedy shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy may be exercised at any time and from time to time.  All rights and remedies provided for in this Note are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and the holder hereof shall, in addition to the rights and remedies provided herein, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness owing hereunder, and the resort to any right or remedy provided for hereunder or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate rights or remedies.  Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the rights of the holder hereof to accelerate the maturity of this Note or to exercise any other right, power or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right, power or remedy, or (ii) constitute a waiver of the requirement of punctual payment and performance, or a novation in any respect.

This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought.

The Loan is made solely for business purposes and is not for personal, family, household or agricultural purposes.

Time shall be of the essence in this Note with respect to all of Borrower’s obligations hereunder.

THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA.  THE BOOKS AND RECORDS OF LENDER SHALL CONSTITUTE PRIMA FACIE EVIDENCE OF ALL SUMS DUE LENDER HEREUNDER.

THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Executed as of the date first written above.

BORROWER: Secured Financial Network, Inc. /s/ Jeffery Schultz Jeffery Schultz, President and CEO

KFG Financial Note & Amendment A - continued
EXHIBIT     A

          Borrower agrees to repay the Promissory Note dated June 11, 2007 out of the commission that it will receive from the Sale of 51% of Bank to Nutmeg Financial Group or it related parties

          Borrower agrees upon the funding of this note, to transfer 350,000 Rule 144 shares of Secured Financial Network Common Stock to Lender and have said certificate sent via overnight to the KFG Financial group office.

         If for any reason the Closure of the bank does not close, then borrower and Lender agree that the Note will be a 6 month note and will be due and payable on December 11, 2007. Interest will be due quarterly. If note is not paid off in Full by December 11,2007, then lender will have the option to Convert the principle of said note into 2,000,000 shares of common stock of SFNL. The interest will still be due and payable to Lender.

Agreed to By:

Secured Financial Network, Inc.

/s/ Jeffery Schultz
Jeffery Schultz,
President and CEO

/s/ KFG Financial Services, LLC.
KFG Financial Services, LLC.